UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2014

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 9, 2014, we announced and priced an offering of floating rate notes due 2019, fixed rate notes due 2019 and fixed rate notes due 2024 (collectively, the “Notes” and the “Notes Offering”).

In connection with the Notes Offering, on January 9, 2014, we entered into a Terms Agreement (the “Terms Agreement”) with Barclays Capital Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which we agreed to issue and sell the Notes to the Underwriters. The provisions of an Amended and Restated Underwriting Agreement dated as of February 28, 2011 (the “Underwriting Agreement”) are incorporated by reference into the Terms Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 and a copy of the Terms Agreement is filed as Exhibit 1.2 to this Current Report.

We have filed with the Securities and Exchange Commission (the “SEC”) a Prospectus dated February 28, 2011 and a Prospectus Supplement dated January 9, 2014, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-172488) (the “Registration Statement”) in connection with the public offering of the Notes. We are filing the items listed below as exhibits to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement.

We expect the Notes Offering to close on January 16, 2014, subject to customary closing conditions.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

1.1	Amended and Restated Underwriting Agreement, dated February 28, 2011 (incorporated by reference to Exhibit 1.1 to Kraft Foods Inc.’s Registration Statement on Form S-3 filed with the SEC on February 28, 2011).

1.2	Terms Agreement among Mondelēz International, Inc., Barclays Capital Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters named therein, dated January 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: January 10, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1	Amended and Restated Underwriting Agreement, dated February 28, 2011 (incorporated by reference to Exhibit 1.1 to Kraft Foods Inc.’s Registration Statement on Form S-3 filed with the SEC on February 28, 2011).

1.2	Terms Agreement among Mondelēz International, Inc., Barclays Capital Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters named therein, dated January 9, 2014.